Investor Presentation November 2020 Exhibit 99.1

Safe Harbor Statement Statements in this presentation regarding our business that are not historical facts are "forward looking statements" that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. These risks and uncertainties include factors such as (i) the impact of the COVID-19 pandemic and related measures taken by governmental or regulatory authorities to combat the pandemic and by us to combat the impact of the pandemic on our business, including the impact of the pandemic and such measures on: (a) demand for the lease-to-own products offered by us, (b) increases in lease merchandise write-offs and the provision for returns and uncollectible renewal payments, (c) our retail partners, (d) our customers, including their ability and willingness to satisfy their obligations under their lease agreements, (e) our retailers’ ability to restock adequate merchandise, (f) our associates (g) our labor needs, including our ability to adequately staff our operations, (h) our revenue and overall financial performance, and (i) the manner in which we are able to conduct our operations; (ii) changes in the enforcement of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our businesses; (iii) the effects on our business and reputation resulting from our announced settlement and related consent order with the FTC, including the risk of losing existing retail partners or being unable to establish new partnerships with additional retailers, and of any follow-on regulatory and/or civil litigation arising therefrom; (iv) other types of legal and regulatory proceedings and investigations, including those related to customer privacy, third party and employee fraud and information security; (v) uncertainties as to the timing of the separation of the Aaron’s business from our business; (vi) the risk that the separation of the Aaron’s business from our business will not be completed successfully, or that the separation may be more difficult, time-consuming and/or costly than expected; (vii) the possibility that various closing conditions for the separation may not be satisfied; (viii) the possibility that the operational, strategic and shareholder value creation opportunities from the separation can be achieved; (ix) the failure of the separation to qualify for the expected tax treatment; (x) increased competition from traditional and virtual lease-to-own competitors, as well as from traditional and on-line retailers and other competitors; (xii) weakening general market and economic conditions, especially as they may affect retail sales, unemployment and consumer confidence or spending levels; (xiii) cybersecurity breaches, disruptions or failures in our information technology systems and our failure to protect the security of personal information about our customers; (xiv) our ability to attract and retain key personnel; (xv) compliance with, or violation of, laws and regulations, including consumer protection laws; (xvi) our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure; (xvii) our ability to improve operations and realize cost savings; (xviii) our ability to access capital markets or raise capital, if needed; (xix) our ability to protect our intellectual property and other material proprietary rights; (xx) changes in our services or products; (xxi) our ability to acquire and integrate businesses, and to realize the projected results of acquisitions; (xxii) negative reputational and financial impacts resulting from future acquisitions or strategic transactions; (xxiii) restrictions contained in our debt agreements; and (xxiv) the other risks and uncertainties discussed under "Risk Factors" in the Aaron’s, Inc., Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in the Aaron’s, Inc., Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “believe,” “expect,” “expectation,” “anticipate,” “may,” “could,” “should”, “intend,” “belief,” “estimate,” “plan,” “target,” “project,” “likely,” “will,” “forecast,” “outlook,” and similar terminology. Statements in this presentation that are “forward-looking” include without limitation statements about our expectations and goals regarding: our ability to continue providing our essential products to our customers; our operating advantages; our economic advantages; growing our business, including its revenue and EBITDA; our capital allocation; visibility into the performance of our lease portfolios and our financial performance; opportunities in new and existing doors and the retailer pipeline; estimated 2020 results of operations, including estimated revenue, EBITDA, adjusted EBITDA and free cash flow; and our balance sheet and liquidity. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this presentation. This presentation contains financial information in a format not in accordance with generally accepted accounting principles in the United States (“GAAP”). Management believes that presentation of these non-GAAP items is useful because it gives investors supplemental information to evaluate and compare the underlying operating performance from period to period. Non-GAAP financial measures, however, should not be used as a substitute for, or be considered superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of each non-GAAP financial measure to the nearest comparable GAAP financial measure is included in the appendices to this presentation. Please refer to our prior earnings releases on Forms 8-K dated February 18, 2016, February 17, 2017, February 15, 2018, February 14, 2019, February 20, 2020, May 7, 2020, July 29, 2020 and September 10, 2020 provided in the Investor Relations section of our website for further information on our use of non-GAAP financial measures. PROG Holdings, Inc

Today’s Presenters Joined Aaron’s, Inc. in 1995 and held various roles in finance, operations, and strategy Served as Chief Financial Officer & President of Strategic Operations at Aaron’s since Feb 2016 MBA from Georgia State University More than 25 years’ finance and strategic operations experience Steve Michaels Chief Executive Officer Joined Progressive Leasing in 2012 as Controller Promoted to SVP of Finance in 2016, responsible for all financial functions including accounting, audit, and treasury MS Accounting from Brigham Young University More than 17 years’ financial management and corporate strategy experience Joined Progressive Leasing in Feb 2013 as VP of Sales & Marketing Following the acquisition by Aaron’s, assumed the role of President & Chief Revenue Officer in Jan of 2015 MBA from Portland State University More than 25 years’ sales, marketing, and operations experience Media & Investor contact: John A Baugh, CFA, VP of Investor Relations john.baugh@progleasing.com | 385-351-1390 Blake Wakefield President Brian Garner Chief Financial Officer PROG Holdings, Inc

Spin-off Transaction Summary In July 2020, Aaron’s, Inc. announced plans to separate Progressive Leasing from Aaron’s in a tax-free spin-off. The resulting structure from the spin transaction will be two separate public companies.  The Spinco (“The Aaron’s Company, Inc.”) and the Remainco which will be renamed to (”PROG Holdings, Inc.”). NYSE: PRG Overview Listing Distribution PROG Holdings, Inc

Who Are We? Since pioneering virtual lease-to-own in 1999, Progressive Leasing continues to be the leading point-of-sale lease-to-own solution in the United States. We provide innovative purchase options and flexible payment terms for credit-challenged customers to purchase big ticket items at leading national and local retailers. Our virtual, technology-based platform offers immediate decisioning at the point-of-sale, integrating seamlessly with brick & mortar and Ecommerce retail platforms. Our lease payment options are transparent and competitive, and our investments in technology and people provide our retail partners and consumers unparalleled service and support. PROG Holdings, Inc

Large addressable market, broadly underserved Key Investment Highlights 1 PROG Holdings, Inc Profitable, high growth, asset light business model Proprietary, AI/machine-learning-based decisioning maximizes approval rates, while delivering consistent portfolio performance  2 Secure, scalable technology platform, deeply integrated with Retail Partners  3 Robust marketing and customer care programs to attract new customers and drive repeat business 4

Our customers know what they want. We help them get it. “I’ve used Progressive Leasing for 3 major purchases so far. They are no-hassle, smooth and quick to use. The approval process was not cumbersome or taxing. Every time I’ve had to call the solution center they were helpful and pleasant. I don’t have any bad experiences, frustrations or negative feedback to write about. I bought my stuff, paid it off, and I’m happy. I’ll continue to use them.” - Floria O. PROG Holdings, Inc

Our Core Customer Generational Breakdown $3,300 median monthly income 39 average age 60% female and 40% male 66% rent and 33% own PROG Holdings, Inc Skews young, and getting younger Key Highlights Source: Company customer data

The Customer Experience – How it Works Available online and in-store with select leading retailers Apply for a Lease Decisions are issued immediately upon submission of application. Instant Decisioning Customers take items home same day or arrange for delivery. Take Items Home Flexible, auto payments managed by the customer via phone, online, or mobile app Simple, Automatic Payments “Simple and fast. It literally took less than 5 minutes for the whole process.” -Chuck D. PROG Holdings, Inc

Progressive at a Glance

A Winning Formula of Sustained Growth and Consistent Portfolio Performance

2020E Revenue[1]	Write-offs[2]	2020E EBITDA[1]
$2.475-2.5B	6-8%	$337-342MM
5 Year CAGR		5 Year CAGR
~21.7%		~26.9%

"[Progressive Leasing] has been bringing new customers to [our] stores — as well as some who haven't been to them in a while."

– CEO, leading national electronics retailer

"Progressive Leasing drives sales and it's all incremental."

– CFO, leading national furniture retailer

Progressive Leasing™
(NYSE: PRG)
PROG Holdings, Inc

Source: Management estimates
[1]Represents 2020 estimate. [2]Targeted lease merchandise write-offs as a % of revenue. Estimates include both Progressive Leasing and Vive Financial.

10

Progressive at a Glance Select Major Retail Partners Expected to be integrated into all major retail partners’ online checkout experience by the end of 2021 Source: Internal company records 12020 YTD through October Key Merchandise Categories PROG Holdings, Inc

Total Addressable Market Progressive Leasing $2.4B Current VLTO Market Size $7B VLTO TAM $30-40 Billion Near-term Opportunity $23-$33 Billion untapped potential New customers New retailers Mid-term & Long-term Opportunity New products to address underserved customer and retailer needs New markets PROG Holdings, Inc Source: Management estimates

40% of US Population is Near or Below Prime U.S. FICO Score Distribution Addressable market approximates 1/3rd of U.S. population Total addressable dollars for virtual lease-to-own (LTO) estimated to be $30-$40bn Recent additions of Best Buy and Lowe’s illustrates broadening demand for LTO, and retailer recognition of Progressive Leasing's leadership Source: Company website Harris Poll for Career Builder 2017 and FICO Banking Analysis https://www.experian.com/blogs/ask-experian/research/subprime-study/ PROG Holdings, Inc

Progressive’s Decisioning Process Continuous optimization in decisioning flow Rapid experimentation ensures we always have empirical data to calibrate and improve our algorithms Regular review cycles of business logic, models, thresholds, etc. ensure we stay abreast of the retail marketplace, competiton, and the macroeconomy Decisioning logic and algorithms are tailored to the needs of our largest retailers Pricing Personalization Approval Amount models ML risk models Machine learning (ML) fraud filters Our decisioning data set is huge and unparalleled – true competitive advantage Largest virtual LTO provider in the country with extensive database of customers Over 5MM leases with detailed credit history and mature lease performance data Proprietary, cutting-edge AI/machine learning (ML) algorithms Industry-leading data science team designing custom decisioning algorithms with modern ML technology Sophisticated gradient boosting, ensembling, and distributed computing capability Decisions happen instantaneously 97% of decisions are completely automated Median decision time of 5.7 seconds Application Retailer/vertical performance Known fraud attributes Customer history Credit reports PROG Holdings, Inc

How We Grow Drive higher retail partners with robust pipeline Drive new customers to retail partners through direct-to-consumer marketing efforts Large database of customers creates marketing opportunity through targeted outreach Technology driven innovation increases speed and ease of use for consumers and retailers Continue to add invoice volume at existing retailers PROG Holdings, Inc

Financials

High Growth with Consistent Margins

Revenue[1] (Millions)



CAGR ~21.7%
$2,500
$2,000
$1,500
$1,000
$500
$
$1,134
$1,431
$1,808
$2,163
$2,475-2,500
2016
2017
2018
2019
2020E

Adj. EBITDA[1] (Millions)



CAGR ~26.9%
$350
$300
$250
$200
$150
$100
$50
$
$151
$183
$216
$269
$337-342
2016
2017
2018
2019
2020E

Margins	13.3%	12.7%	11.9%	12.4%	13.6-13.7%

Source: Aaron's, Inc. SEC filings, Management estimates
[1]Includes both Progressive Leasing and Vive Financial results.

Progressive Leasing™
(NYSE: PRG)
PROG Holdings, Inc
17

Strong Free Cash Flow Profile Free Cash Flow1 (Millions) Source: Aaron's, Inc. SEC filings 1Defined as cash flow from operating activities minus cash used in investing activities, before tax. Includes both Progressive Leasing and Vive Financial results. PROG Holdings, Inc Invoice Growth % 12% 29% 21% 22%

Efficient Capital Business Model ROIC1 Lease Portfolio Turnover2 Source: Aaron's, Inc. SEC filings, Management estimates 1Return on Invested capital is net operating profit after tax divided by Progressive and Vive's segment equity, plus third party and intercompany debt, minus cash. 2Total lease depreciation, plus provision for lease merchandise write-off, divided by average gross leased assets. PROG Holdings, Inc

Capital Allocation and Liquidity Framework Maintain a strong liquidity position  Committed revolving credit facility of $350 million Post-spin net cash position of $50-70 million Maintain low leverage with plans to grow EBITDA and generate free cash flow Capital light business model allows for future growth with little to no leverage Reinvest in the business Fund working capital needs Modest capital requirements Consider M&A investments that broaden future product offering Return excess cash to shareholders via dividends and/or share buybacks Liquidity Leverage Capital Allocation Priorities PROG Holdings, Inc

Financial Profile and Outlook PROG Holdings, Inc Revenue Adj. EBITDA1 $2.163MM $2.575-$2.675B $2.475-$2.5B $268.8MM $305-323MM $337-342MM 2019 Feb 2020 Outlook 2020E 1Refer to Non-GAAP reconciliation in Appendix. Includes both Progressive Leasing and Vive Financial.

Large addressable market, broadly underserved Key Investment Highlights 1 PROG Holdings, Inc Profitable, high growth, asset light business model Proprietary, AI/machine-learning-based decisioning maximizes approval rates, while delivering consistent portfolio performance  2 Secure, scalable technology platform, deeply integrated with Retail Partners  3 Robust marketing and customer care programs to attract new customers and drive repeat business 4

Appendix

Board & Governance Ray Robinson Chairman Aaron’s, Inc. (Board Chairman) AT&T (Former President Southern Region) Douglas C. Curling Compensation Chair Aaron’s, Inc. (Director) New Kent Capital & New Kent Consulting LLC (Managing Partner) Cynthia N. Day Audit Chair Aaron’s, Inc. (Director) Citizens Bancshares Corporation and Citizens Trust Bank (CEO & Director) Steven A. Michaels Progressive CEO Aaron’s, Inc. (Former CFO & President of Strategic Operations) Kathy T. Betty Nominating and Governance Chair Aaron’s, Inc. (Director) Atlanta Dream – WNBA (Former Owner & CEO) The Tradewind Group (Founder) Curtis L. Doman Aaron’s, Inc. (Director) Progressive Leasing (Co-founder & Chief Innovation Officer) PROG Holdings, Inc

Our Commitment To Employees, Compliance & Community

Employees

Diverse talent: 49% female, 41% people of color

CEO chairs Diversity & Inclusion Council; Employee-led Resource Groups include Black Inclusion Group and Women In Leadership

Compliance

Progressive Leasing Code of Conduct

24/7 Anonymous Hotline for Employee Complaints

Community

Commitment to dedicate 1% of pre-tax profit to charity

Supporting our local chapters of Big Brothers Big Sisters, Utah Food Bank, St. Vincent de Paul Homeless Center, and Boys & Girls Clubs of America, among others

Recognition & Awards

Recognition by Impact Magazine's "The Who's Who of Black Utah"

Third consecutive year of UT Business Magazine's Best Companies to Work For List

Recognized by Women in Tech Council for the 2020 Women's Shatter Award for efforts focused on investing in Women

Utah Business Magazine's Fast 50 award for fastest growing 50 companies (2018, 2019, 2020)

Glassdoor's Best Companies to Work for (2018)

Progressive Leasing™
(NYSE: PRG)
PROG Holdings, Inc
25

Use of Non-GAAP financial measures This presentation includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. Adjusted EBITDA, Adjusted EBITDA margin, free cash flow, return on invested capital, and 2016-2018 revenues are supplemental measures of our performance that are not calculated in accordance with U.S. GAAP. Management believes that these non-GAAP measures best reflect the historical performance of the Progressive and Vive segments of Aaron's, Inc. during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of PROG Holdings, Inc. after the spinoff of the Aaron's Business segment and provides a more useful comparison of year-over-year results. These non-GAAP measures supplement the Aaron's, Inc U.S. GAAP measures for the Progressive Leasing and Vive segments and should not be viewed as an alternative to the U.S. GAAP measures of performance. Furthermore, these non-GAAP measures should not be viewed as an alternative to the U.S. GAAP continuing operations historical performance measures of PROG Holdings, Inc. after adjustments for discontinued operations for the spinoff of the Aaron's Business segment. We caution investors that amounts presented in accordance with our definitions of non-GAAP measures may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. The non-GAAP amounts presented herein were derived from the historical operating results of the Progressive Leasing and Vive segments of Aaron's, Inc and subsidiaries consolidated results. This data should be read in conjunction with the Aaron's, Inc. Annual Report on Form 10-K for the year ended December 31, 2019 and the Aaron's, Inc. Quarterly Repot on Form 10-Q for the quarter ended September 30, 2020. Definitions Revenues presented herein for 2018, 2017, and 2016 are a supplemental measure of our performance that are not calculated in accordance with U.S. GAAP in place for 2018, 2017, and 2016. The non-GAAP measures assumes that Progressive bad debt expense is recorded as a reduction to lease revenues and fees instead of within operating expenses for 2018, 2017, and 2016 to provide comparability with the financial results we reported beginning in 2019 when ASC 842 became effective and we began reporting Progressive's bad debt expense as a reduction to lease revenues and fees. The EBITDA and adjusted EBITDA figures presented herein are calculated as the aggregation of the Progressive Leasing and Vive segments earnings before (i) interest expense, (ii) depreciation on property, plant and equipment, (iii) amortization of intangible assets and (iv) income taxes. Adjusted EBITDA also excludes the following Significant Items: (i) separation costs associated with our planned spin-off of the Aaron's Business segment, (ii) the FTC legal and regulatory loss and related expenses, net of insurance recoveries, (iii) gain on the sale of Vive's former corporate office building, and (iv) charges related to severance and relocation costs associated with Vive restructuring activities. Adjusted EBITDA margins is calculated as adjusted EBITDA divided by Revenues. Free cash flow presented herein are calculated as the aggregation of Progressive Leasing and Vive segments net cash flows provided by operating activities less net cash flows used in investing activities. Aaron's, Inc. historical income tax payments (refunds) were calculated on a consolidated basis and are not identifiable by segments. Net cash flows provided by operating activities used to calculate free cash flow herein exclude cash income tax payments (refunds). Therefore, net cash flows provided by operating activities for continuing operations following the discontinued operations adjustments for the spinoff of the Aaron's Business segment may be materially different than amounts used to calculate free cash flow herein. Return on invested capital herein are calculated as the Progressive Leasing and Vive Net Operating Profit dividend by Invested Capital. Net Operating Profit is calculated as Progressive Leasing and Vive's segment earnings excluding Significant Items note above, net of tax. Invested capital is calculated as Progressive Leasing and Vive's intercompany payable to Aaron's, Inc., third party debt, segment equity, less cash. The return on invested capital for these periods may be materially different than return on invested capital for PROG Holdings, Inc. following the discontinued operations adjustments for the spinoff of the Aaron's Business segment. PROG Holdings, Inc Use and Definition of Non-GAAP financial measures

Reconciliation of Non-GAAP: Revenue PROG Holdings, Inc (1) “Total Revenues, net of Progressive Bad Debt Expense” assumes that Progressive bad debt expense is recorded as a reduction to lease revenues and fees instead of within operating expenses for 2018, 2017, and 2016 to provide comparability with the financial results we reported beginning in 2019 when ASC 842 became effective and we began reporting Progressive's bad debt expense as a reduction to lease revenues and fees.

28 Reconciliation of Non-GAAP: Adjusted EBITDA and EBITDA margin PROG Holdings, Inc (1) Taxes are calculated on a consolidated basis and are not identifiable by Company segments. (2) Depreciation expense on property, plant and equipment only.

Reconciliation of Non-GAAP: Free cash flow PROG Holdings, Inc (1) Consolidated Aaron's, Inc. cash income tax payments (refunds) are not identifiable by segment and are included in the Aaron's Business segment cash provided by operating activities. Consolidated cash income tax payments (refunds) were $(0.7), $(63.8), $98.3, and $(54.3) million in the years ended December 31, 2019, 2018, 2017, and 2016, respectively.

30 Reconciliation of Non-GAAP: Return on invested capital PROG Holdings, Inc (1) Taxes are calculated on a consolidated basis and are not identifiable by Company segments. Management believes 25% is reasonable estimate of a non-GAAP income tax rate. (2) Invested capital is calculated as Progressive & Vive segment intercompany payable, plus third party debt, plus intercompany equity, less cash.

Thank You